THE ALGER FUNDS


  SUPPLEMENT DATED JANUARY 24, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION
                DATED FEBRUARY 28, 2004, AS REVISED APRIL 1, 2004


This supplement amends the Statement of Additional Information ("SAI") as described below and replaces the SAI supplement dated November 22, 2004 for The Alger Funds (the "Trust").

1. Effective November 22, 2004, State Street Bank and Trust Company ("State Street") is the Trust's transfer agent. All references to Alger Shareholder Services, Inc. as the Trust's transfer agent are replaced with State Street. Transfer agent services will be provided by State Street's affiliate, Boston Financial Data Services, Inc. ("BFDS"), and all instructions or forms that were to be sent to Alger Shareholder Services, Inc. are to be sent to BFDS at the following address:

                                 The Alger Funds
                                  P.O. Box 8480
                        Boston, Massachusetts 02266-8480

2. The first sentence under the caption "TelePurchase Privilege" on page 17 is deleted and replaced with the following: "The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase request from the shareholder to purchase shares."

3. The entry for Dorothy G. Sanders, Secretary of the Trust, as set forth on page 24 under the caption "Management - Trustees and Officers of the Trust," is deleted; Ms. Sanders resigned as Secretary of the Trust effective November 19, 2004. Frederick A. Blum, Treasurer of the Trust, continues as Assistant Secretary of the Trust. The entry for Joseph S. Nye, Jr., Trustee of the Trust, is deleted; Mr. Nye resigned as Trustee of the Trust effective December 13, 2004. The following entry for Katherine P. Feld, Chief Compliance Officer of the Trust, is added; Ms. Feld, who was appointed as Chief Compliance Officer of the Trust on February 24, 2004, was elected as an officer of the Trust effective December 7, 2004.

KATHERINE P. FELD (AGE: 46), CHIEF COMPLIANCE OFFICER.
          Senior Vice President and Chief Compliance Officer of Fred Alger Management, Inc. and Fred Alger & Company, Incorporated since February 2004; previously Associate Counsel (November 1983 - July 1999), Senior Counsel (July 1999 - February 2004) and Vice President (June 1990 - February 2004) of OppenheimerFunds, Inc.

4. The final paragraph under the caption "Distributor" on page 27 is amended to add Morgan Stanley DW Inc. to the list of firms named in the first sentence of that paragraph.

5. The last sentence of the fifth paragraph under the caption "Organization" on page 31 is deleted and replaced with the following: "Effective November 22, 2004, share certificates will no longer be issued for shares of the Fund."




SAI SUPP 01-24-05 ALGER